                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 27, 2007

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                                 1-13136 No.                  16-1455126
(State or other jurisdiction      (Commission File Number)         (IRS Employer
of incorporation)                  Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below if the Form  8-K/A  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications  pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

This Amendment  amends the current report on Form 8-K filed by Home  Properties,
Inc. on April 27, 2007, to furnish (not file) the  supplemental  information  to the Press Release of April 26, 2007, relating to first quarter 2007 results.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     c.   Exhibit

          Exhibit 99.1  Supplemental  information  to Press Release of April 26,
               2007, relating to first quarter 2007 results.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   May 2, 2007         HOME PROPERTIES, INC.
                             (Registrant)

                             By:    /s/ David P. Gardner
                                    ------------------------------------------
                                    David P. Gardner, Executive Vice President
                                    and Chief Financial Officer